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                                                                    EXHIBIT 10.2

                              CARDIAC SCIENCE, INC.

                              EMPLOYMENT AGREEMENT
                              --------------------

     This EMPLOYMENT AGREEMENT (this "Agreement") is dated as of February 04,
                                      ---------
2002, by and between RAYMOND W. COHEN ("Employee") and CARDIAC SCIENCE, INC., a
                                        --------
Delaware corporation (the "Company").
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         1. Term of Agreement. This Agreement shall commence on the date hereof
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and shall be effective through December 31, 2002 (the "Original Term"). This
                                                       -------------
Agreement shall automatically renew for successive 12-month periods (each, an "Additional Term") unless terminated by either party. The Original Term and each Additional Term shall each be referred to as a "Term."
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         2. Duties.
            ------

            (a) Position. Employee shall be employed as President and
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Chief Executive Officer, and as such will have responsibility for the duties typically associated with such positions and will report to the Company's Board of Directors (the "Board").

            (b) Obligations to the Company. Employee agrees to perform to
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the best of his ability and experience all of the duties and obligations reasonably required of and from Employee pursuant to the express and implicit terms hereof. During the term of Employee's employment relationship with the Company, Employee further agrees that he will devote his business time and attention to the business of the Company.

         3. At-Will Employment. The Company and Employee acknowledge that
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Employee's employment is and shall continue to be at-will, as defined under applicable law, and that Employee's employment with the Company may be terminated by either party at any time for any or no reason. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided in this Agreement. The rights and duties created by this Section 3 may not be modified in any way except by a written agreement executed by the Company.

         4. Compensation. For the duties and services to be performed by
            ------------
Employee hereunder, the Company shall pay Employee, and Employee agrees to accept, the salary, stock options, bonuses and other benefits described below in this Section 4.

            (a) Salary. Employee shall receive a salary of $27,100 per month,
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payable pursuant to the Company's normal payroll practices. In the event this
Agreement is extended beyond the Original Term, the base salary shall be reviewed at the time of such extension by the Board, and any increase will be effective as of the date determined appropriate by the Board.

            (b) Bonuses. Employee's entitlement to incentive bonuses from the
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Company is discretionary and shall be determined by the Board in good faith based upon the extent to which Employee's individual performance objectives and the Company's financial and non-financial objectives are achieved during the applicable bonus period.

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Notwithstanding the foregoing, Employee's target bonus for the Original Term is
$245,000. Employee shall receive an incentive bonus of $40,833 based on the following specific objectives:

            (a) Exceed analyst's expectations
            (b) Eliminate $27,000,000 debt
            (c) Launch Powerheart AED with Rhythm X and launch Powerheart CRM
            (d) Placement of 900 CRMs in United States
            (e) Attain research coverage by five analysts
            (f) To be determined

            (c) Additional Benefits. Employee will be eligible to participate in
                -------------------
the Company's employee benefit plans of general application including, without limitation, those plans covering medical, disability and life insurance, in accordance with the rules established for individual participation in any such plan and under applicable law. Employee will be entitled to the use of a company vehicle, the cost of which will not exceed $1,800 month. Employee will receive six (6) weeks paid vacation, which shall be taken at such times as are consistent with the needs of the Company. Employee will be eligible for sick leave in accordance with the policies in effect during the term of this Agreement and will receive such other benefits as the Company generally provides to its other employees of comparable position and experience.

            (d) Stock Options and Other Incentive Programs. Employee shall be
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eligible to participate in any stock option or other incentive programs available to officers or employees of the Company. In addition, on September 21, 2001, the Employee has been granted ten-year incentive stock options to purchase 1,600,000 shares of common stock (the "Options") under the terms and conditions of the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan"). The Options shall be exercisable at the fair market value on the date of grant, and shall vest over four years beginning on the first anniversary of the grant date.

            (e) Reimbursement of Expenses. Employee shall be authorized to incur
                -------------------------
on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable business expenses, provided that such expenses are substantiated in accordance with Company policies.

         5. Confidential Information
            ------------------------

            (a) Employee acknowledges that, because of his employment hereunder, he will be in a confidential relationship with the Company and will have access to confidential information and trade secrets of the Company. Employee acknowledges and agrees that the following constitutes confidential and/or trade secret information belonging exclusively to Company (collectively "Confidential Information"):

               (i) all information related to customers including, without limitation, customer lists, the identities of existing, past or prospective customers, prices charged or proposed to be charged to customers, customer contacts, special customer requirements and all related information;

               (ii)  marketing plans, materials and techniques; and

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                (iii) all know-how, devices, compilations of information,
          copyrightable material and technology and technical information, relating to the business of the Company.

            (b) Employee agrees that except in the limited performance of his duties under this Agreement, Employee shall not use for his own benefit or disclose to any third-party Confidential Information acquired by reason of his employment under this Agreement or his former status as officer of the Company.

            (c) This Section 5 shall survive termination of this Agreement.

         6. Company Property.
            ----------------

            (a) Any patents, inventions, discoveries, applications or processes, software and computer programs devised, planned, applied, created, discovered or invented by Employee in the course of his employment under this Agreement and which pertain to any aspect of the business of the Company, or its subsidiaries, affiliates or customers, shall be the sole and absolute property of the Company, and Employee shall make prompt report thereof to the Company and promptly execute any and all documents reasonably requested to assure the Company the full and complete ownership thereof.

            (b) All records, files, lists, drawings, documents, equipment and similar items relating to the Company's business which Employee shall prepare or receive from the Company shall remain the Company's sole and exclusive property. Upon termination of this Agreement, Employee shall return promptly to the Company all property of the Company in his possession and Employee represents that he will not copy, or cause to be copied, printed, summarized or compiled, any software, documents or other materials originating with and/or belonging to the Company. Employee further represents that he will not retain in his possession any such software, documents or other materials in machine or human readable forms.

            (c) This Section 6 shall survive termination of this Agreement.

         7. Termination of Employment and Severance Benefits.
            ------------------------------------------------

            (a) Termination of Employment. Employee's employment shall terminate
                -------------------------
immediately upon a Change of Control (as defined below) or his death, and may be terminated upon the occurrence of any of the following events:

                (i) The effective date of a written notice sent to the Company from Employee stating that Employee is electing to terminate his employment with the Company other than as a result of a "Constructive Termination" (as defined below) ("Voluntary Termination");
         ---------------------

                (ii) The Company's determination that it is terminating Employee without Cause (as defined below), which determination may be made by the Company at any

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time at the Company's sole discretion, for any reason or no reason ("Termination
                                                                     -----------
Without Cause");
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                (iii) Employee's Constructive Termination (as defined below);

                (iv) The Company's reasonable, good faith determination that it is terminating Employee for Cause ("Termination for Cause"); or
                                    ---------------------

                (v)   Employee's Disability.

            (b) Severance Benefits. Employee shall be entitled to receive
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severance benefits upon termination of employment only as set forth in this
Section 7(b).

                (i)  Voluntary Termination. If Employee's employment terminates
                     ---------------------
by Voluntary Termination, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment for all salary and vacation accrued as of the date of Employee's termination of employment, and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

                (ii) Involuntary  Termination.  If Employee's  employment
                     ------------------------
terminates due to Termination Without Cause or Constructive Termination (collectively, "Involuntary Termination"):
                -----------------------

                     (1) Employee will be entitled to receive payment of severance benefits equal to Employee's regular monthly salary for an additional twenty-four (24) months following the date of such Involuntary Termination (the "Severance Period"), such payment to be made ratably over
                       ----------------
     the Severance Period according to the Company's standard payroll schedule;

                     (2) Employee shall receive the Employee's target bonus for the then current Term;

                     (3) Health insurance benefits with the same coverage provided to Employee prior to the termination (e.g. medical, dental, optical, mental health) and in all other respects significantly comparable to those in place immediately prior to the termination will be provided at the Company's cost over the Severance Period; and

                     (4) Any unvested stock options or shares of restricted stock held by Employee as of the date of Employee's termination of employment shall continue to vest through the end of the Severance Period according to the vesting schedule set forth in any agreement between Employee and the Company governing the issuance to Employee of such securities.

                         (iii) Termination  for Cause. If Employee's  employment
                               ----------------------
is terminated for Cause, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment for all salary and vacation accrued as of the date of Employee's

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termination of employment and Employee's benefits will be continued under the
Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

                         (iv)  Termination  by Reason of Death or Disability.
                               ---------------------------------------------
In the event that Employee's employment with the Company terminates as a result of Employee's death or Disability (as defined below), Employee or Employee's estate or representative will receive all salary and vacation accrued as of the date of Employee's death or Disability and any other benefits payable under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of death or Disability and in accordance with applicable law. In addition, Employee's estate or representative shall receive the Employee's target bonus for the then current Term.

                         (v)   Change of Control.  Notwithstanding  the
                               -----------------
preceding clauses of this Section 7(b), upon a Change of Control:

                               (1) Employee  will be  entitled  to receive
     payment of severance benefits equal to Employee's regular monthly salary for a period of twenty-four (24) months following said Change of Control (the "Change of Control Severance Period"), such payment shall be made
           ----------------------------------
     ratably over the Change of Control Severance Period according to the Company's standard payroll schedule;

                               (2) Employee shall receive the Employee's target
bonus for the then current Term;

                               (3) Health  insurance  benefits with the same
     coverage provided to Employee prior to the Change of Control (e.g. medical, dental, optical, mental health) and in all other respects significantly comparable to those in place immediately prior to the Change of Control will be provided at the Company's cost over the Change of Control Severance Period; and

                               (4) Any  unvested  stock  options or shares of
     restricted stock held by Employee on the date of Employee's termination of employment shall continue to vest through the end of the Change of Control Severance Period according to the vesting schedule set forth in any agreement between Employee and the Company governing the issuance to Employee of such securities; provided, however, if the Change of Control constitutes a "Corporate Transaction" as defined under the Plan, such securities shall vest immediately.

                         (vi)  Noncompete.  If Employee,  directly or
                               ----------
indirectly, shall at any time during a Severance Period or a Change of Control Severance Period, act as an owner (other than a shareholder in a publicly traded company), officer, principal, agent, advisor, partner, member, director, or employee of a business that directly competes with the business conducted by the Company on the date of Employee's termination of employment, then, effective upon Employee's commencement of such activities, Employee shall not receive any severance payment or other benefits under Sections 7(b)(ii) or (v) beyond what he would have received had

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he been Terminated for Cause. The term "directly competes" as set forth in this
Section shall be limited to companies that derive at least 50% of their revenue from the sale of external cardioverter defibrillators and accessories.

         8. Definitions.  For purposes of this Agreement,
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            (a) "Cause"  for  Employee's  termination  will  exist at any time
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after  the  happening  of one or more of the following events:

                (i) Employee's willful misconduct or gross negligence in performance of his duties hereunder, including Employee's refusal to comply in any material respect with the legal directives of the Board so long as such directives are not inconsistent with the Employee's position and duties, and such refusal to comply is not remedied within fifteen (15) working days after written notice from the Company, which written notice shall state that failure to remedy such conduct may result in Termination for Cause;

                (ii) Dishonest or fraudulent conduct related and materially adverse to the activities of the Company, a deliberate attempt to do a material injury to the Company, or conduct that materially discredits the Company or is materially detrimental to the reputation of the Company, including conviction of a felony; or

                (iii) Employee's knowing and intentional material breach of this Agreement, including without limitation, Employee's theft or other misappropriation of the Company's proprietary information.

            (b) "Constructive Termination" shall be deemed to occur if (i)(1)
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there is a significant reduction in Employee's duties, positions or responsibilities causing such position to be of reduced stature or responsibility or, (2) a reduction in Employee's base compensation or benefits, or (3) Employee's refusal to relocate to a facility or location more than 30 miles from the Company's current location; and (ii) within the 60-day period immediately following such material change or reduction Employee elects to terminate his employment voluntarily.

            (c) "Disability" shall mean that Employee has been unable to perform
                 ----------
his duties hereunder as the result of his incapacity due to physical or mental illness, and such inability, which continues for at least 60 consecutive calendar days or 90 calendar days during any consecutive twelve-month period, if shorter, after its commencement, is determined to be total and permanent by an independent and impartial physician selected by the Company and its insurers and acceptable to Employee or to Employee's legal representative (with such agreement on acceptability not to be unreasonably withheld).

            (d) "Change of Control" shall mean the occurrence of any of the
                 -----------------
following events: (i) an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company), or (ii) a sale of all or substantially all of the assets of the Company (collectively, a "Merger"), so long as in either case (x) the Company's
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stockholders of record immediately prior

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to such Merger will, immediately after such Merger, hold less than 50% of the voting power of the surviving or acquiring entity, or (y) the Company's stockholders of record immediately prior to such Merger will, immediately after such Merger, hold less than 60% of the voting power of the surviving or acquiring entity and a majority of the members of the Board of Directors of the surviving or acquiring entity immediately after such Merger were not members of the Board of Directors of the Company immediately prior to such Merger.

     9.  Successors. Any successor to the Company (whether direct or indirect
         ----------
and whether by purchase, lease, merger, consolidation, liquidation or otherwise) or to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agrees expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of Employee's rights hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     10. Miscellaneous Provisions.
         ------------------------

         (a) No Duty to Mitigate. Employee shall not be required to mitigate the
             -------------------
amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this Agreement, shall any such payment be reduced by any earnings that Employee may receive from any other source.

         (b) Amendments and Waivers.  Any term of this  Agreement may be amended
             ----------------------
or waived only with the written consent of the parties.

         (c) Sole Agreement. This Agreement, including any Exhibits hereto,
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constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof, including the Employment Agreement, dated May 1, 2000, between the Company and Employee.

         (d) Notices. Any notice required or permitted by this Agreement shall
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be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

         (e) Choice of Law. The validity, interpretation, construction and
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performance of this Agreement shall be governed by the laws of the State of
California, without giving effect to the principles of conflict of laws.

         (f) Severability. If one or more provisions of this Agreement are held
             ------------
to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of

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the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (g) Counterparts.  This  Agreement may be executed in  counterparts,
              ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                            [Signature Page Follows]

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         The parties have executed this Agreement as of the date first written above.

                                  CARDIAC SCIENCE, INC.

                                  By:
                                       -------------------------------------

                                  Name:       Howard L. Evers
                                         -----------------------------------

                                  Title:      Director
                                          ----------------------------------

                                  Address:
                                              16931 Millikan Ave.
                                              Irvine, CA  92606




                                  ------------------------------------------
                                  Raymond W. Cohen

                                  Address:
                                           1852 Sharon Lane
                                           Santa Ana, CA 92705-5910


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